Debt	12 Months Ended
Sep. 30, 2018
Debt [Abstract]
Debt
Note 13.	Debt

The public bonds issued by WestRock RKT Company and WestRock MWV, LLC are guaranteed by WestRock and have cross-guarantees between the two companies. The industrial development bonds associated with the capital lease obligations of WestRock MWV, LLC are guaranteed by WestRock. The public bonds are unsecured, unsubordinated obligations that rank equally in right of payment with all of our existing and future unsecured, unsubordinated obligations. The bonds are effectively subordinated to any of our existing and future secured debt to the extent of the value of the assets securing such debt. At September 30, 2018, our Credit Facility, Farm Loan Credit Facility, European Revolving Credit Facility, Delayed Draw Credit Facilities, Commercial Paper Program, Other Revolving Credit Facilities (each as defined below) and public bonds were unsecured.

The following were individual components of debt (in millions, except percentages):

	September 30, 2018		September 30, 2017
	Carrying Value	Weighted Avg Interest Rate	Carrying Value	Weighted Avg Interest Rate
Public bonds due fiscal 2019 to 2022	$1,470.9	4.2%	$1,484.5	4.2%
Public bonds due fiscal 2023 to 2028	2,534.4	3.8%	1,368.8	3.6%
Public bonds due fiscal 2030 to 2033	964.1	5.2%	975.5	5.2%
Public bonds due fiscal 2037 to 2047	178.5	6.3%	178.8	6.3%
Term loan facilities	599.4	3.7%	1,622.7	2.5%
Revolving credit and swing facilities	355.0	3.2%	436.4	1.1%
Receivables-backed financing facility	—	N/A	110.0	2.1%
Capital lease obligations	171.0	4.1%	177.0	4.3%
Supplier financing and commercial card programs	105.1	N/A	130.3	N/A
International and other debt	36.8	6.1%	70.8	6.8%
Total debt	6,415.2	4.1%	6,554.8	3.6%
Less: current portion of debt	740.7		608.7
Long-term debt due after one year	$5,674.5		$5,946.1

A portion of the debt classified as long-term, may be paid down earlier than scheduled at our discretion without penalty. Certain customary restrictive covenants govern our maximum availability under our credit facilities. We test and report our compliance with these covenants as required and were in compliance with all of our covenants at September 30, 2018. The carrying value of our debt includes the fair value step-up of debt acquired in mergers and acquisitions. At September 30, 2018, the unamortized fair market value step-up was $250.8 million, which will be amortized over a weighted average remaining life of 12.3 years. The weighted average interest rate also includes the fair value step up. Excluding the step-up, the weighted average interest rate on total debt was 4.6%. At September 30, 2018, we had $104.9 million of outstanding letters of credit not drawn upon. At September 30, 2018, we had approximately $3.2 billion of availability under our committed credit facilities. This liquidity may be used to provide for ongoing working capital needs and for other general corporate purposes including acquisitions, dividends and stock repurchases. The estimated fair value of our debt was approximately $6.4 billion and $6.8 billion as of September 30, 2018 and September 30, 2017, respectively. The fair value of our long-term debt is categorized as level 2 within the fair value hierarchy and is primarily either based on quoted prices for those or similar instruments, or approximately the carrying amount, as the variable interest rates reprice frequently at observable current market rates. During fiscal 2018, 2017 and 2016, amortization of debt issuance costs charged to interest expense were $6.3 million, $4.5 million and $4.6 million, respectively.

Public Bonds / Notes Issued

At September 30, 2018 and September 30, 2017, the face value of our public bond obligations outstanding were $4.9 billion and $3.8 billion, respectively.

On March 6, 2018, we issued $600.0 million aggregate principal amount of 3.75% senior notes due 2025 and $600.0 million aggregate principal amount of 4.0% senior notes due 2028 (collectively, the “Notes”) in an unregistered offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended, at a discount of approximately $1.7 million and $1.0 million, respectively. In connection with issuing the Notes, we recorded debt issuance costs of $4.9 million and $5.0 million, respectively, which are being amortized over the respective terms of the Notes. Giving effect to the amortization of the original issue discount and the debt issuance costs, the effective interest rates of the Notes were 3.93% and 4.12%, respectively. WestRock MWV, LLC and WestRock RKT Company have guaranteed the Company’s obligations under the Notes. The Company may redeem the Notes, in whole or in part, at any time at specified redemption prices, plus accrued and unpaid interest, if any. The proceeds from the issuance of the Notes were used primarily to pay down the remaining $540.0 million of our then existing term loan facility, pay down $445.0 million of our commercial paper program, pay down $100.0 million of our Receivables Facility and pay down $104.7 million of our Sumitomo Credit Facility (as hereinafter defined).

On August 24, 2017, we issued $500.0 million aggregate principal amount of 3.0% Senior Notes due September 15, 2024 and $500.0 million aggregate principal amount of 3.375% Senior Notes due September 15, 2027 in an unregistered offering pursuant to Rule 144A and Regulation S under the Securities Act at a discount of approximately $1.4 million and $0.2 million, respectively, and recorded debt issuance costs of $4.2 million and $4.3 million, respectively, which are being amortized over the respective terms of the notes. Giving effect to the amortization of the original issue discount and the debt issuance costs, the effective interest rates of the notes are 3.18% and 3.48%, respectively. The proceeds from the issuance of the notes was used to pre-pay $575.0 million of amortization payments through the maturity of our term loan and $415.0 million then outstanding on the Receivables Facility.

Term Loan Facilities and Revolving Credit Facility

In connection with the Combination, on July 1, 2015, we entered into a credit agreement (the “Credit Agreement”), which provided for a 5-year senior unsecured term loan in an aggregate principal amount of $2.3 billion and a 5-year senior unsecured revolving credit facility in an aggregate committed principal amount of $2.0 billion (together the “Credit Facility”). On July 1, 2015, we drew $1.2 billion of the $2.3 billion unsecured term loan and $1.1 billion was available to be drawn on a delayed draw basis not later than April 1, 2016 in up to two separate draws. Certain proceeds of the Credit Facility were used to repay certain indebtedness of our subsidiaries at the time of the Combination, including the then existing RockTenn credit facility, and to pay fees and expenses incurred in connection with the Combination. The Credit Facility is unsecured and is guaranteed by WestRock’s wholly-owned subsidiaries WestRock RKT Company and WestRock MWV, LLC. On March 24, 2016, we drew $600.0 million of the then available $1.1 billion delayed draw term loan facility for general corporate purposes and the balance of the delayed draw term loan facility was terminated. On June 22, 2016, we pre-paid $200.0 million of the term loan amortization payments due through the second quarter of fiscal 2018. On August 24, 2017, in connection with the issuance of public bonds, we pre-paid $575.0 million of the term loan amortization payments due through the maturity of the term loan. The carrying value of this term loan facility at September 30, 2017 was $1,023.5 million. On October 31, 2017, we pre-paid $485.0 million of the outstanding principal balance by borrowing on our Receivables Facility. On March 14, 2018, in connection with the issuance of public bonds, we pre-paid the remaining $540.0 million principal balance.

On July 1, 2016, we executed an option to extend the term of the 5-year senior unsecured revolving credit facility for one year beyond the original term. On June 30, 2017, we executed an option to extend the term of the facility for a second additional year. Approximately $1.9 billion of the original $2.0 billion aggregate committed principal amount has been extended to July 1, 2022, and the remainder will continue to mature on July 1, 2020. Up to $150 million under the revolving credit facility may be used for the issuance of letters of credit. In addition, up to $400 million of the revolving credit facility may be used to fund borrowings in non-U.S. dollar currencies including Canadian dollars, Euro and Pound Sterling. Additionally, we may request up to $200 million of the revolving credit facility to be allocated to a Mexican peso revolving credit facility. At September 30, 2018 and September 30, 2017, we had no amounts outstanding under the revolving credit facility.

At our option, loans issued under the Credit Facility will bear interest at either the London Interbank Offered Rate (“LIBOR”) or an alternate base rate, in each case plus an applicable interest rate margin. Loans will initially bear interest at LIBOR plus 1.125% per annum, in the case of LIBOR borrowings, or at the alternate base rate plus 0.125% per annum, in the alternative, and thereafter the interest rate will fluctuate between LIBOR plus 1.00% per annum and LIBOR plus 1.50% per annum (or between the alternate base rate plus 0.00% per annum and the alternate base rate plus 0.50% per annum), based upon our corporate credit ratings or the leverage ratio (as defined in the Credit Agreement) (whichever yields a lower applicable interest rate margin) at such time. In addition, we will be required to pay fees that will fluctuate between 0.125% per annum to 0.25% per annum on the unused amount of the revolving credit facility, based upon our corporate credit ratings or the leverage ratio (whichever yields a lower fee) at such time. Loans under the Credit Facility may be prepaid at any time without premium.

The Credit Agreement contains usual and customary representations and warranties, and usual and customary affirmative and negative covenants, including: financial covenants (including maintenance of a maximum consolidated debt to capitalization ratio and a minimum consolidated interest coverage ratio, as defined in the Credit Agreement) and limitations on liens, additional indebtedness and asset sales and mergers. The Credit Agreement also contains usual and customary events of default, including: non-payment of principal, interest, fees and other amounts; material breach of a representation or warranty; default on other material debt; bankruptcy or insolvency; incurrence of certain material ERISA liabilities; material judgments; impairment of loan documentation; change of control; and material breach of obligations under securitization programs.

On July 1, 2015, three WestRock wholly-owned subsidiaries, RockTenn CP, LLC, a Delaware limited liability company, Rock-Tenn Converting Company, a Georgia corporation, and MeadWestvaco Virginia Corporation, a Delaware corporation, as borrowers, entered into a credit agreement (the “Farm Loan Credit Agreement”) with CoBank ACB, as administrative agent. The Farm Loan Credit Agreement provides for a 7-year senior unsecured term loan in an aggregate principal amount of $600.0 million (the “Farm Loan Credit Facility”). The Farm Credit Facility is guaranteed by WestRock Company, WestRock RKT Company and WestRock MWV, LLC. The carrying value of this facility at September 30, 2018 and September 30, 2017 was $599.4 million and $599.2 million, respectively.

European Revolving Credit Facility

On May 15, 2017, we entered into a $600.0 million European revolving credit facility with Coöperatieve Rabobank U.A., New York Branch as the administrative agent for the syndicate of banks. This facility provided for a 364-day unsecured U.S. dollar, Euro and Sterling denominated borrowing of not more than $600.0 million. The facility was set to mature on May 14, 2018. The carrying value of this facility at September 30, 2017 was $211.6 million. On April 27, 2018, we repaid all amounts outstanding and the facility was closed.

On April 27, 2018, we entered into a €500.0 million revolving credit facility with an incremental €100.0 million accordion feature with Coöperatieve Rabobank U.A., New York Branch as the administrative agent for the syndicate of banks (the “European Revolving Credit Facility”). This facility provides for a 3-year unsecured U.S. dollar, Euro and Sterling denominated borrowing of not more than €500.0 million and matures on April 27, 2021. This facility replaced the $600.0 million European Revolving Credit Facility as discussed above. At September 30, 2018, we had borrowed $355.0 million under this new facility and entered into foreign currency exchange contracts of $356.0 million as an economic hedge for the U.S. dollar denominated borrowing plus interest by a non-U.S. dollar functional currency entity. The net of gains or losses from these foreign currency exchange contracts and the changes in the remeasurement of the U.S. dollar denominated borrowing in our foreign subsidiaries have been immaterial to our statements of operations.

Other Revolving Credit Facilities

On October 31, 2017, we entered into a credit agreement with Wells Fargo Bank, National Association, as administrative agent, providing for a 364-day senior unsecured revolving credit facility in an aggregate committed principal amount of $450.0 million. The proceeds of the credit facility may be used for working capital and for other general corporate purposes. The credit facility is unsecured and is guaranteed by WestRock RKT Company and WestRock MWV, LLC and Whiskey Holdco, Inc. At our option, loans issued under the credit facility will bear interest at either LIBOR or an alternate base rate, in each case plus an applicable interest rate margin. At September 30, 2018, there were no amounts outstanding and the average borrowing rate under the facility would have been 3.39%. On October 29, 2018, we renewed the term of the credit facility for another 364 days. The facility now matures on October 28, 2019.

On February 10, 2017, we renewed the term of our $200.0 million uncommitted and revolving line of credit with Sumitomo Mitsui Banking Corporation (the “Sumitomo Credit Facility”). On February 7, 2018 we extended the term of the facility from February 12, 2018 to February 12, 2019. At September 30, 2018, there were no amounts outstanding under this facility. At September 30, 2017, we had $106.7 million outstanding.

 On March 2, 2017, we renewed our €100.0 million uncommitted and revolving line of credit with Cooperatieve Rabobank U.A., New York Branch. The facility is available in Euros only, and continues until terminated in writing by WestRock or the lender. At September 30, 2018, there were no amounts outstanding under this facility. At September 30, 2017 we had $118.1 million outstanding.

Receivables-Backed Financing Facility

On July 22, 2016, we entered into a $700.0 million sixth amended and restated receivables sale agreement with certain originators (the “Receivables Facility”) that matures on July 22, 2019. The Receivables Facility includes certain restrictions on what constitutes eligible receivables under the facility and allows for the exclusion of eligible receivables of specific obligors each calendar year subject to the following restrictions: (i) the aggregate of excluded receivables may not exceed 7.5% of eligible receivables under the Receivables Facility, and (ii) the excluded receivables of each obligor may not exceed 2.5% of the aggregate outstanding balance. The borrowing rate consists of a blend of the market rate for asset-backed commercial paper and the one month LIBOR rate plus a credit spread of 0.85%. The commitment fee was 0.25% and 0.25% as of September 30, 2018 and September 30, 2017, respectively.

Borrowing availability under this facility is based on the eligible underlying accounts receivable and compliance with certain covenants. The agreement governing the Receivables Facility contains restrictions, including, among others, on the creation of certain liens on the underlying collateral. We test and report our compliance with these covenants monthly; we were in compliance with all of these covenants at September 30, 2018. At September 30, 2018 and September 30, 2017, maximum available borrowings, excluding amounts outstanding under the Receivables Facility, were $571.0 million and $577.6 million, respectively. The carrying amount of accounts receivable collateralizing the maximum available borrowings at September 30, 2018 was approximately $887.0 million. We have continuing involvement with the underlying receivables as we provide credit and collections services pursuant to the Receivables Facility agreement. At September 30, 2018 there were no amounts outstanding under this facility and the carrying value at September 30, 2017 was $110.0 million.

Commercial Paper Program

On October 31, 2017, we established an unsecured commercial paper program, pursuant to which we may issue short-term, unsecured commercial paper notes in an aggregate principal amount at any time not to exceed $1.0 billion with up to 397-day maturities (the “Commercial Paper Program”). The Commercial Paper Program has no expiration date and can be terminated by either the agent or us with not less than 30 days’ notice. Our $2.0 billion unsecured revolving credit facility is intended to backstop the Commercial Paper Program. Amounts available under the program may be borrowed, repaid and re-borrowed from time to time. The net proceeds of issuances of the notes under the program have been, and are expected to continue to be, used for general corporate purposes. Our borrowing rate under the Commercial Paper Program facility is market-determined and varies with each issuance. At September 30, 2018, there were no amounts outstanding under the program.

Delayed Draw Credit Facilities

On March 7, 2018, we entered into a credit agreement (the “Delayed Draw Credit Agreement”) with Wells Fargo as administrative agent to provide for $3.8 billion of senior unsecured term loans, consisting of a 364-day $300.0 million term loan, a 3-year $1.75 billion term loan and a 5-year $1.75 billion term loan (collectively, the “Delayed Draw Credit Facilities”). In fiscal 2018, we recorded debt issuance costs of approximately $4.0 million, which are being amortized over the respective terms of the Delayed Draw Credit Facilities.

On November 2, 2018, in connection with the closing of the KapStone Acquisition we drew upon the facility in full. The proceeds of the Delayed Draw Credit Facilities and other sources of cash were used to pay the consideration for the KapStone Acquisition, to repay certain existing indebtedness of KapStone and to pay fees and expenses incurred in connection with the KapStone Acquisition. The Delayed Draw Credit Facilities are senior unsecured obligations of the Company, as borrower, and each of Holdco, WestRock RKT Company and WestRock MWV, LLC, respectively, as guarantors.

At our option, loans issued under the Delayed Draw Credit Facilities will bear interest at a floating rate based on either LIBOR or an alternate base rate, in each case plus an applicable interest rate margin. The applicable interest rate margin will be 1.125% to 2.000% per annum for LIBOR rate loans and 0.125% to 1.000% per annum for alternate base rate loans, in each case depending on the Leverage Ratio (as defined in the credit agreement) or Holdco’s corporate credit ratings, whichever yields a lower applicable interest rate margin, at such time. In addition, we will be required to pay a commitment fee of 0.125% per annum to 0.300% per annum (depending on the Leverage Ratio or the Company’s corporate credit ratings, whichever yields a lower fee) on the unused term loan commitments, accruing from June 5, 2018 until the earlier of the funding of the loans under the Delayed Draw Credit Facilities or the Delayed Draw Termination Date. Loans under the Delayed Draw Credit Facilities may be prepaid at any time without premium.

The credit agreement contains usual and customary representations and warranties, and usual and customary affirmative and negative covenants, including: financial covenants (including maintenance of a maximum consolidated debt to capitalization ratio and a minimum consolidated interest coverage ratio) and limitations on liens, additional subsidiary indebtedness and asset sales and mergers. The credit agreement also contains usual and customary events of default, including: non-payment of principal, interest, fees and other amounts; material breach of a representation or warranty; default on other material debt; bankruptcy or insolvency; incurrence of certain material ERISA liabilities; material judgments; impairment of loan documentation; change of control; and material breach of obligations under securitization programs.

Capital Lease and Other Indebtedness

The range of due dates on our capital lease obligations are primarily in fiscal 2027 to 2035. Our international debt is primarily in Europe, Brazil and India.

As of September 30, 2018, the aggregate maturities of debt, excluding capital lease obligations, for the succeeding five fiscal years and thereafter are as follows (in millions):

Fiscal 2019	$726.6
Fiscal 2020	474.5
Fiscal 2021	350.3
Fiscal 2022	1,000.9
Fiscal 2023	350.1
Thereafter	3,136.6
Fair value of debt step-up, deferred financing costs and unamortized bond discounts	205.2
Total	$6,244.2

As of September 30, 2018, the aggregate maturities of capital lease obligations for the succeeding five fiscal years and thereafter are as follows (in millions):

Fiscal 2019	$5.0
Fiscal 2020	4.2
Fiscal 2021	2.5
Fiscal 2022	2.1
Fiscal 2023	0.6
Thereafter	138.1
Fair value step-up	18.5
Total	$171.0